UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 22, 2007

OASIS ONLINE TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Minnesota	000-17064	41-1430130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5353 Manhattan Circle, Suite 101, Boulder, Colorado  80303
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (303) 499-6000

Implant Technologies, Inc.
(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement
Item 3.02                      Unregistered Sale of Equity Securities

On October 22, 2007, Oasis Online Technologies Corp. (the “Company”) and Argyll Equities, LLC (“Argyll”) entered into and closed a stock purchase agreement (“Purchase Agreement”).  Pursuant to the terms of the Purchase Agreement, the Company acquired 99,000 freely trading registered shares of Immunosyn Corporation, a Delaware corporation, from Argyll in consideration for 990,000 shares of the Company’s common stock (the “Exchange Shares”).

The Exchange Shares shall have piggyback registration rights to the extent the Company shall prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securties Act of 1933, as amended, of any of its equity securities.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Stock Purchase Agreement by and between Argyll Equities, LLC and Oasis Online Technologies Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Implant Technologies, Inc.

November 13, 2007	By:	/s/ Erik Cooper
Erik Cooper
Chief Executive Officer

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